EXHIBIT D-1

                   [LETTERHEAD OF MORGAN, LEWIS & BOCKIUS LLP]

July 28, 2000


Honorable David P. Boergers, Secretary
Federal Energy Regulatory Commission
888 First Street, N.E.
Washington, D.C.  20426

Re: Application of Arizona Public Service Company, Pinnacle West Capital Corporation, and Pinnacle West Energy Corporation for Authorization to Transfer Jurisdictional Facilities, Docket No. EC00- -000

Dear Secretary Boergers:

     Pursuant to Section 203 of the Federal Power Act, 16 U.S.C. ss. 824b
(1994), and Part 33 of the regulations of the Federal Energy Regulatory Commission, 18 C.F.R. Part 33, Arizona Public Service Company ("APS"), Pinnacle West Capital Corporation ("PWCC"), and Pinnacle West Energy Corporation ("PWE") (jointly "Applicants"), hereby submit for filing six copies of an Application for Authorization to Transfer Jurisdictional Facilities.

     Applicants are making this filing in connection with the proposed corporate restructuring of APS, under which APS will separate its generation and wholesale marketing businesses, from its transmission and distribution businesses. Applicants developed the restructuring plan in order to comply with the Arizona retail choice program, which provides for the introduction of customer choice for retail customers, and requires APS to divest its generation assets. As demonstrated in the body of the Application, the proposed transfer of jurisdictional facilities raises no competitive or other concerns, and is in the public interest.

     A form of notice suitable for publication in the FEDERAL REGISTER and a copy of the notice on a computer diskette are attached hereto. Applicants have served a copy of this Application on the Arizona Corporation Commission and the New Mexico Public Regulation Commission. In addition, copies of this transmittal letter have been sent to all customers under each of the wholesale power sales contracts, tariffs, and service agreements that APS seeks authorization under
Section 203 to transfer to an affiliate.
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Any of these customers that desire a copy of the Application should contact the undersigned.

     If you have any questions about this filing, please feel free to contact me.

                                        Respectfully submitted,

                                        John D. McGrane
                                        ------------------------
                                        John D. McGrane
                                        Morgan, Lewis & Bockius LLP
                                        1800 M Street, N.W.
                                        Washington, D.C.  20036-5869
                                        Phone:  (202) 467-7000

                                        Barbara M. Champion, Senior Attorney
                                        Pinnacle West Capital Corporation
                                        P.O. Box 53999
                                        Mail Station 8695
                                        Phoenix, Arizona  85072-3999
                                        Phone:  (602) 250-3547

                                        Attorneys for
                                        Arizona Public Service Company
                                        Pinnacle West Capital Corporation
                                        Pinnacle West Energy Corporation

Enclosures

cc:  Arizona Corporation Commission
     New Mexico Public Regulation Commission
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                            UNITED STATES OF AMERICA
                                   BEFORE THE
                      FEDERAL ENERGY REGULATORY COMMISSION


Arizona Public Service Company         )               Docket No. EC00-_________
Pinnacle West Capital Corporation      )
Pinnacle West Energy Corporation       )

                                 APPLICATION OF
                         ARIZONA PUBLIC SERVICE COMPANY,
                     PINNACLE WEST CAPITAL CORPORATION, AND
                        PINNACLE WEST ENERGY CORPORATION
                          FOR AUTHORIZATION TO TRANSFER
                            JURISDICTIONAL FACILITIES

I.   INTRODUCTION

     Arizona Public Service Company ("APS"), and its affiliates Pinnacle West Capital Corporation ("PWCC") and Pinnacle West Energy Corporation ("PWE") (collectively, "Applicants"), submit this Application to obtain the approvals necessary to separate APS's generation and wholesale marketing businesses from its transmission and distribution businesses. APS is separating its generation and marketing functions from its transmission and distribution functions, in accordance with the Arizona retail choice program and as a means of implementing the Settlement Agreement approved by the Arizona Corporation Commission ("ACC") which calls for the divestitures of APS's generation assets. Upon completion of the proposed corporate restructuring, PWE will own and operate APS's existing generating plants, and APS will become a "wires" company, owning and operating transmission and distribution facilities. PWCC will have a Marketing and Trading Department and act as a power marketer, and conduct trading and brokering functions on behalf of its subsidiaries APS, PWE, and APS Energy Services Company, Inc. ("APSES").
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     Under Section 203 of the Federal Power Act, 16 U.S.C. ss. 824b (1994), and
Part 33 of the Federal Energy Regulatory Commission's ("FERC" or the "Commission") Regulations, 18 C.F.R. ss.ss. 33.1-33.10 (1999), Applicants seek authorization for:

     1. the transfer from APS to PWE, directly or indirectly, of certain jurisdictional facilities;

     2. the transfer from APS to PWE, directly or indirectly, of certain operational agreements to PWE; and

     3. the transfer from APS to PWCC of certain wholesale power sales contracts, APS's Electric Coordination Tariff and accompanying service agreements, and certain service agreements under APS's Market-Rate Tariff including any new agreements APS enters into under its market-rate tariff up to and until the time of transfer.

     Upon the transfer of APS fossil generation resources to PWE, contemplated to occur on or before January 1, 2001, PWE will sell the output from its generation resources to PWCC. Under the restructuring plan, PWCC will, in turn, provide APS with all of its generation-related ancillary services pursuant to agreements to be filed with the Commission.(1) These arrangements will allow APS to continue providing ancillary services at the existing rates in its OATT until a market for ancillary services develops in Arizona.

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(1)  Specifically, PWE intends to file an application for authorization to sell power at market-based rates in a separate but concurrent filing. At that time, PWE will also file an agreement for the sale of generation related ancillary services to PWCC at exactly the same rates that APS currently charges transmission customers under its OATT. To the extent additional generation related ancillary services may be required by the Commission or pursuant to protocols to be filed by the Arizona Independent System Administrator, PWE will supply those services to PWCC. PWCC will then in turn provide ancillary services to APS, again at the same rates currently charged by APS under its OATT. PWE and PWCC will reserve the right to change such rates and services as their costs of providing such service change, or as conditions warrant.

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II.  REQUEST FOR EXPEDITED APPROVAL AND REQUESTED EFFECTIVE DATES

     The approvals that Applicants request are necessary to implement Arizona's retail choice plan for the Applicants. Accordingly, Applicants request that the Commission issue an order no later than November 30, 2000, approving the Section 203 application and request expedited consideration to the extent necessary. Applicants note that they anticipate transferring most of the assets and personnel at year-end, in order to facilitate calendar year record keeping, and believe that the time between the requested approval date of November 30 and the contemplated transfer is necessary to allow the transfer of personnel and to implement other aspects of the transaction. Applicants will promptly notify the Commission upon the consummation of the transactions described herein.

III. PROPOSED RESTRUCURING PLAN OF THE APPLICANTS

     A.   DESCRIPTION OF THE PARTIES

     PWCC: PWCC is an Arizona corporation whose principal place of business is located at 400 North 5th Street, Phoenix, Arizona. PWCC is a holding company that is exempt from registration under the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), by virtue of Section 3(a)(1) of PUHCA and Rule 2 of the regulations of the Securities and Exchange Commission ("SEC"). PWCC is the parent company of APS, PWE, and APSES. At present, PWCC has no electric-utility company subsidiaries, other than APS. PWCC has two non-utility subsidiaries, El Dorado Investment Company, an investment firm with a portfolio consisting of venture capital, limited partnerships, and other holdings, and SunCor Development Company, a real estate developer invested in planned communities and commercial/industrial projects.

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     PWCC is also a power marketer. On June 20, 2000, the Commission conditionally accepted for filing a proposed market-based rate tariff and code of conduct for PWCC in Docket No. ER00-2268-000. As ordered by the Commission, PWCC submitted a compliance filing to resolve the remaining concerns of the Commission regarding potential affiliate abuse and the effect of affiliate transactions on captive wholesale customers with fuel adjustment clauses. PWCC will market power and energy that it purchases and will engage in wholesale marketing and brokering activities.

     APS: APS is a public service corporation organized under the laws of the State of Arizona, engaged in the business of generating, transmitting and distributing electricity in all or part of eleven of Arizona's fifteen counties. APS owns or partially owns a number of generating assets. A list of the transmission assets that APS is transferring to PWE is included as Attachment A. The transmission assets being transferred are facilities functionalized to production - such as step-up transformers and related equipment. A list of the contracts that APS will be transferring to PWE and PWCC is included in Attachment B. APS is authorized to sell wholesale power and energy at market-based rates.(2) In its order granting market-base rate authority to APS, the Commission found that APS does not possess market power.(3) APS has an OATT on file with the Commission.(4)

     PWE: PWE was formed as a subsidiary of its parent company, PWCC, for the purpose of owning and operating wholesale generating facilities. PWE was incorporated

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(2)  SEE ARIZONA PUBLIC SERVICE CO., 79 FERC. & 61,022 (1997). APS recently filed an updated market analysis concerning its market-based rates. SEE ARIZONA PUBLIC SERVICE CO., Docket No. ER00-1875-000 (March 14, 2000).
(3)  SEE ARIZONA PUBLIC SERVICE CO., 79 FERC. & 61,022, at 61,098-99.
(4)  Docket Nos. OA96-153-000, ER96-2401-000.

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in Arizona on September 27, 1999, and currently has no operating generating facilities that are subject to the Commission's jurisdiction. Upon transfer of APS's generating assets to PWE, PWE will become a generating company(5) and APS will become primarily a wires company. PWE will generally sell the output from its generating facilities to PWCC but may sell a portion to other wholesale customers.

     Diagrams showing the corporate relationships between PWCC, APS, and PWE before and following consummation of the transaction are attached as Appendices A and B.

     B.   ARIZONA RESTRUCTURING

     The Applicants developed the restructuring plan in response to the changes currently underway in the wholesale and retail sectors of the electric and gas industries in Arizona and elsewhere. Specifically in Arizona, the ACC has implemented a plan and rules to permit retail access. On October 6, 1999, the ACC approved a Settlement Agreement between APS and several customer groups and consumer advocates resolving retail electric competition-related issues and approving unbundled tariffs.(6) Under the terms of the Electric Competition Rules of the ACC and APS's Settlement Agreement, retail choice for APS's retail customers is being phased-in. All of APS's retail customers will be entitled to choose their retail power supplier beginning January 1, 2001.(7) Remaining retail customers of APS taking service under "standard offer" bundled rates

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(5)  PWCC currently anticipates seeking approval from the Securities and
     Exchange Commission ("SEC") under Section 9(a)(2) of Public Utilities Holding Company Act of 1935, as amended ("PUHCA"), in connection with the transfer since it will result in PWE becoming a public-utility company; alternatively, PWE will file for exempt wholesale generator status under
     Section 32 of PUHCA.
(6)  ACC Decision No. 61973.
(7)  SEE Attachment D - ACC approved Settlement Agreement,ss.1.1.

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will be subject to planned rate reductions that will continue until July,
2004.(8) Under the Settlement Agreement, APS is entitled to apply for a change in the agreed upon rate reductions only in the event of an emergency or a material change in its cost of service as a result of specified extraordinary events. The approved Settlement Agreement also requires that APS divest its generation assets by December 31, 2002, but allows APS to divest its assets to an affiliate.(9)

     C.   APPLICANTS PLAN TO IMPLEMENT ARIZONA RESTRUCTURING

     In response to the state restructuring proceedings, PWCC formed APSES, a marketer of electricity and energy-related services to primarily retail customers in Arizona and California, and PWE, a corporation formed to engage in the business of owning and operating generating facilities in Arizona and elsewhere. To further comply with state restructuring, APS is now transferring its existing generating assets, and requesting the authority to transfer associated transmission plant, and existing generation operating agreements to PWE. Additionally, APS is requesting the authority to transfer certain existing wholesale power sales agreements to PWCC.

     To implement the actual transfer of facilities after Commission approval, APS intends the following transactions. As previously mentioned APS and PWE are direct and wholly-owned subsidiaries of PWCC. New subsidiaries will be created as needed to implement the transfer of facilities. The following transactions will occur on or about January 1, 2001, pursuant to a plan of reorganization. First, APS will contribute its fossil and applicable solar generation assets and its operational agreements to one or more of these newly formed subsidiaries (hereafter all will be referred to as a "Transitory

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(8)  SEE Attachment D - ACC approved Settlement Agreement,ss.ss.2.2, 2.6, 2.7.
(9)  SEE Attachment D - ACC approved Settlement Agreement,ss.4.1.

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
Subsidiaries"). This transaction is intended to qualify as a tax-deferred reorganization under IRC Section 368(a)(1)(D). Second, APS will distribute or cause to be distributed all of the stock of a Transitory Subsidiary to PWCC in a transaction intended to qualify as a tax-deferred spin-off under IRC Section
355. Third, under state law, the Transitory Subsidiary will then be merged into PWE (with PWE surviving) in a transaction intended to qualify as a tax-deferred statutory merger under IRC Section 368(a)(1)(A). It is contemplated that the three aforementioned transactions will occur simultaneously.

     APS also intends to transfer certain wholesale power contracts to PWCC in a similar manner as described above with the use of a different subsidiary (in this case, the subsidiary will be merged into PWCC). Following approval of such transfer, APS will transfer the contracts and, as required in Section 35.16 of the Commission's regulations, file a Notice of Succession within 30 days. At that time, APS will refile each agreement with the Commission in accordance with the Commission's recent ruling on rate schedule designations.(10)

     The transfer of the APS nuclear facilities is contemplated to occur by the end of 2002 pursuant to the current plan of reorganization. APS intends to use the same mechanism as described above for the other generating assets for transferring the nuclear assets to PWE. The delay in transferring the nuclear assets is to ensure additional time to adequately address complicated contractual arrangements, such as sale/leaseback provisions, in place amongst the various owners of the nuclear facilities. There are also certain financial and economic considerations that must be resolved before the actual transfer of nuclear assets can take place. APS will inform the Commission when the

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(10) SEE DESIGNATION OF ELECTRIC RATE SCHEDULE SHEETS, Order No. 614, 90 FERC. &
     61,352 (2000).

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
actual transfer of its nuclear generating units takes place.

     The proposed restructuring plan of the Applicants will help PWCC and its affiliates adapt their electric businesses to new and changing markets. The restructuring plan will allow PWCC and its affiliates to better compete in these markets and permit better service for customers and shareholders.

IV.  APPLICATION PURSUANT TO SECTION 203

     Section 203 of the FPA requires Commission approval for the disposition of facilities that are subject to the Commission's jurisdiction and have value in excess of $50,000. APS owns and operates step-up transformers and associated transmission facilities at its generating facilities that will be included in the direct or indirect transfer of assets to PWE. APS also has existing wholesale contracts that will be transferred to PWCC and PWE and these contracts are considered "facilities." SEE ENRON POWER MARKETING, INC., 65 FERC P. 61,305
(1993). Accordingly, the instant transaction involves a disposition of jurisdictional facilities requiring Commission approval. The Commission will approve such a disposition if it concludes that the transaction is consistent with the public interest. SEE, E.G., BOSTON EDISON CO., 80 FERC P. 61,274
(1997). In analyzing the effect of the disposition on the public interest, FERC generally considers the following three factors: (1) the effect on competition,
(2) the effect on rates, and (3) the effect on regulation. As shown below, the proposed transfer of jurisdictional assets is in the public interest. The transfer will actually benefit the public interest, as it will facilitate the restructuring of the electric power industry in Arizona by (1) finalizing the implementation of retail access in Arizona as promulgated by the ACC, (2) allowing competition in the generation markets, and (3) enabling APS to operate its transmission system as a "wires" only company.

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
     A.   THE EFFECT ON COMPETITION

     The restructuring plan of the Applicants reflects the type of structural changes that are becoming typical in the evolving competitive electric marketplace. The restructuring will properly align the generation business into one unit, the transmission and distribution business into another, and the wholesale power marketing function in still another unit. Such an alignment will be beneficial to the competitive marketplace because it will allow each entity to focus exclusively on its core business. Because this restructuring is internal to the Pinnacle West corporate family, there are no competitive impacts from the transfers contemplated herein. SEE, E.G., PECO ENERGY CO., 90 FERC P. 61,269, at 61,903 (2000); PUBLIC SVC. ELEC. & GAS, CO., 88 FERC P. 61,299, at
61,916 (1999) (finding that similar internal restructuring did not increase market concentration or affect competition).

     Additionally, APS has had market rate approval for the past three years. On May 2, 2000, an updated market power study by APS was accepted by the Commission in Docket No. ER00-1875-000. The updated report shows that APS does not possess market power in the generation or transmission markets. In addition, PWCC recently received conditional approval for a market-based tariff in Docket No. ER00-2268-000.(11) Finally, PWE is filing for market-based rate approval in a separate but concurrent filing. Since neither APS, PWCC, or PWE possess market power in generation or transmission markets, the transfer of assets should not create any competitive issues. In fact, providing a competitive alternative for generation resources in the retail and wholesale markets, the transfer of assets will further competition to the benefit of all customers.

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(11) As noted previously in III.A, on July 13, 2000, APS and PWCC submitted a compliance filing to address the sole remaining concern of the Commission regarding the treatment of APS's captive wholesale customers with fuel adjustment clauses.

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     B.   THE EFFECT ON RATES

     The transfer of assets should not affect the rates currently paid by retail and wholesale customers. APS does not intend to change its transmission rates, since none of the transmission assets being transferred to PWE are currently in APS's transmission rates reflected in its OATT. In order to deliver the output of the PWE generating assets, the entity purchasing the power will be required to use transmission service pursuant to APS's OATT.

     As stated previously, the retail customers of APS are protected by rate reductions through July, 2004 and all retail customers will be able by January 1, 2001 to choose their electric supplier. Most of APS's wholesale transactions are currently conducted under market-based rates or through the Western System Power Pool and the transfer of assets should have no effect on their competitive rates. APS does have some cost-based wholesale rate customers, of which all but two can readily choose alternate power suppliers. APS does not believe the transfer of assets will harm its current wholesale customers. APS recently proposed measures that will protect wholesale customers from any potential affiliate abuse associated with affiliated transactions. To protect existing customers with system incremental cost (SIC) in their pricing provisions, APS will cap the pass-through of cost at the lesser of SIC or prices based on the Palo Verde Index. For customers with a fuel adjustment clause (FAC) in their contracts, APS has proposed that the customers would pay the lesser of a FAC calculated with inter-affiliate transactions included, a FAC calculated with the inter-affiliate transactions priced not as actual but at the Palo Verde Index price for a similar duration, or the average of the actual corrected FAC for the same month for 1998 or 1999 (SEE PINNACLE WEST CAPITAL CORPORATION, Docket No. ER00-2268-000). These protections will continue in place.

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     In addition, further protection to all customers regarding ancillary services will be provided. In separate Section 205 filings, appropriate agreements will be filed with the Commission that will provide APS with its generation related ancillary services. Inasmuch as the charges for such ancillary services currently included in APS's OATT are based on the fossil generation units to be transferred from APS to PWE, the costs associated with providing these ancillary services will be unchanged when the units are transferred. Upon the transfer of the assets, PWE will sell generation-related ancillary services to PWCC at rates identical to those in APS's OATT, and under a separate agreement, PWCC in turn will provide APS with its generation-related ancillary services at exactly the same charges. Under this arrangement APS is ensured of obtaining all its generation-related ancillary services, and will merely pass through to customers subscribing to such services the costs APS incurs for these services at exactly the same rates currently in APS's OATT. Indeed, by PWE becoming a separate entity with the above-mentioned safeguards, competition in the generation market should expand, and all customers should benefit.

     C.   THE EFFECT ON REGULATION

     The Commission requires Applicants under Section 203 to evaluate the effect of a proposed transaction on regulation at both the Federal and state level. The Commission is mainly concerned with instances where (1) the transaction will shift regulatory authority from the Commission to the SEC or otherwise diminish Commission authority; or (2) the affected state commissions will not have authority to act on the proposed transaction.(12)

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(12) SEE INQUIRY CONCERNING THE COMMISSION'S MERGER POLICY UNDER THE FEDERAL
     POWER ACT: POLICY STATEMENT, Order No. 592, FERC Stats. & Regs. & 30,110
     (1996), at 30,124-25.

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     The transfer will not impair or diminish the Commission's jurisdiction in any respect. The restructuring plan of APS will not materially affect the ability of the Commission or state regulators to assert their regulatory jurisdiction over PWCC and its subsidiaries APS and PWE. After the transfer of assets, the Commission will continue to have jurisdiction over all of the existing wholesale transactions of APS that are being assigned to PWCC and PWE, and PWCC and PWE will be subject to federal regulation with respect to all of their wholesale power transactions. APS will continue to be subject to FERC oversight pertaining to transmission and wholesale power contracts. APS will also continue to be subject to state regulation pertaining to distribution rates and retail sales to standard offer customers under bundled rates. PWE will be under state regulation where the generation plants are located regarding applicable permitting and siting requirements. Finally, PWCC will continue to be an exempt holding company under PUHCA; therefore, the transfer will not result in any transfer of jurisdiction from the Commission to the SEC.

     D.   PUBLIC INTEREST CONCLUSION

     Given that the proposed restructuring plan will have no adverse effect on competition, rates, or regulation, the Commission should find the plan consistent with the public interest.

V.   FILING REQUIREMENTS UNDER PART 33

     In accordance with the regulations, 18 C.F.R.ss. 33.2, Applicant states as follows:

     A.   EXACT NAME AND ADDRESS OF THE PRINCIPAL BUSINESS OFFICE OF APPLICANTS
          ARE:

          Arizona Public Service Company     Pinnacle West Capital Corporation
          400 North Fifth Street             400 North Fifth Street
          Phoenix, AZ  85004                 Phoenix, AZ 85004

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          Pinnacle West Energy Corporation
          400 North Fifth Street
          Phoenix, AZ 85004

     B. NAMES AND ADDRESSES OF THE PERSONS AUTHORIZED ON BEHALF OF APPLICANTS TO RECEIVE NOTICES AND COMMUNICATIONS IN RESPECT TO THIS APPLICATION ARE AS FOLLOWS:

          James M. Levine                      Barbara M. Champion
          Executive Vice President Generation  Senior Attorney
          Arizona Public Service Company       Pinnacle West Capital Corporation
          400 North 5th Street                 400 North 5th Street
          Mail Station 9046                    Mail Station 8695
          Phoenix, Arizona 85004               Phoenix, Arizona 85004
          Phone: (602) 250-2095                Phone: (602) 250-3547

          Joel R. Spitzkoff                    John D. McGrane
          Manager of Federal Regulation        Mary Ann K. Huntington
          Arizona Public Service Company       Kristina Beard
          400 North 5th Street                 Morgan, Lewis & Bockius, LLP
          Mail Station 9905                    1800 M Street, N.W
          Phoenix, Arizona 85004               Washington, D.C.  20036
          Phone: (602) 250-2949                Phone: (202) 467-7000

     C.   DESIGNATION OF THE TERRITORIES SERVED BY APPLICANTS, BY COUNTIES AND
          STATES:

          APS is an investor-owned utility engaged in the business of generation, transmission, distribution and sale of electricity in all or part of eleven of Arizona's fifteen counties. APS serves numerous wholesale customers with power, and provides various transmission services to wholesale marketers, other utilities, municipalities, Federal power marketing agencies, electric cooperatives, electric districts and irrigation districts within the State of Arizona. Neither PWE nor PWCC has any service territories.

     D. GENERAL STATEMENT BRIEFLY DESCRIBING THE FACILITIES OWNED OR OPERATED FOR TRANSMISSION OF ELECTRIC ENERGY IN INTERSTATE COMMERCE OR THE SALE OF ELECTRIC ENERGY AT WHOLESALE IN INTERSTATE COMMERCE:

          APS owns and operates generation resources and 4,283 miles of transmission facilities in Arizona and 140 miles of transmission facilities in New Mexico, and distribution facilities throughout much of Arizona. PWE will not possess transmission facilities other than the transmission facilities associated with generation plants that APS proposes to transfer to PWE. PWCC will not have any transmission facilities. Both PWCC and

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          PWE will have contracts and agreements with other parties that will be jurisdictional.

     E.   THIS APPLICATION SEEKS AUTHORIZATION OF THE COMMISSION TO TRANSFER:

          As described in Section III of this Application, APS seeks to transfer certain FERC-jurisdictional facilities and operating agreements to PWE, a newly formed affiliate of its parent company, Pinnacle West Capital Corporation. The transfer of assets will be at their book value at the time of transfer. Their current value at the time of filing is $24,514,216 Additionally, APS seeks to transfer to PWCC certain wholesale contracts, APS's Electric Coordination Tariff with all related service agreements, and certain service agreements under its market based tariff.

     F. A STATEMENT OF FACILITIES TO BE DISPOSED OF, CONSOLIDATED, OR MERGED, GIVING A DESCRIPTION OF THEIR PRESENT USE AND OF THEIR PROPOSED USE AFTER DISPOSITION, CONSOLIDATION OR MERGER. STATE WHETHER THE PROPOSED DISPOSITION OF FACILITIES OR PLAN FOR CONSOLIDATION OR MERGER INCLUDES ALL THE OPERATING FACILITIES OF THE PARTIES OF THE TRANSACTION:

          Attachment A contains a list of the jurisdictional transmission facilities that APS is transferring to PWE under this Application. The jurisdictional transmission facilities being transferred are step-up transformers and associated facilities located at or adjacent to the generation plants that APS is also transferring to PWE. As described in Section III of this Application, the transferred facilities will be utilized in the same manner as before the transfer. APS will continue to operate as a "wires" company with transmission and distribution assets.

          Attachment B is a list of the contracts and service agreements that APS intends to transfer to PWE and PWCC. APS also seeks permission to transfer additional service agreements to PWCC that it may enter into between the time of this filing and when the actual transfer of contracts is approved.

     G. A STATEMENT (IN THE FORM PRESCRIBED BY THE COMMISSION'S UNIFORM SYSTEM OF ACCOUNTS FOR PUBLIC UTILITIES AND LICENSEES) OF THE COST OF THE FACILITIES INVOLVED IN THE SALE, LEASE, OR OTHER DISPOSITION OR MERGER OR CONSOLIDATION. IF ORIGINAL COST IS NOT KNOWN, AN ESTIMATE OF ORIGINAL COST BASED, INSOFAR AS POSSIBLE, UPON RECORDS OR DATA OF THE APPLICANT OR ITS PREDECESSORS MUST BE FURNISHED, TOGETHER WITH A FULL EXPLANATION OF THE MANNER IN WHICH SUCH ESTIMATE HAS BEEN MADE, AND A DESCRIPTION AND STATEMENT OF THE PRESENT CUSTODY OF ALL EXISTING PERTINENT DATA AND RECORDS:

          SEE Attachment C. The Applicants intend to account for the transfer in accordance with Electric Plant Instruction No. 5 and Account 102 of the

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          Commission's Uniform System of Accounts. Applicants will file the proposed accounting when they notify the Commission that the transfer is consummated.

     H. A STATEMENT AS TO THE EFFECT OF THE PROPOSED TRANSACTION UPON ANY CONTRACT FOR THE PURCHASE, SALE OR INTERCHANGE OF ELECTRIC ENERGY:

          The transfer of facilities will not have any effect upon the ability of APS, PWCC, or PWE to meet their contractual obligations. The transfer of transmission facilities is ancillary to the generating units being transferred and will not have any material effect on the existing transmission contracts of APS. SEE Section IV. B. on the discussion of how the APS restructuring plan will effect rates.

     I. A STATEMENT AS TO WHETHER ANY APPLICATION WITH RESPECT TO THE TRANSACTION OR ANY PART THEREOF IS REQUIRED TO BE FILED WITH ANY OTHER FEDERAL OR STATE REGULATORY BODY:

          The following other regulatory approvals have been or will be obtained to facilitate the transfer of assets:

          * The approval of the settlement agreement on October 6, 1999 by the ACC authorized APS to transfer its generating assets to a separate affiliate to foster open retail access (SEE Attachment
               D). APS intends to inform the ACC at least thirty days before the actual transfer of the assets.

          * Approval of the transfer of APS's interest in the Palo Verde Nuclear Generating Facility by the Nuclear Regulatory Commission pursuant to the Atomic Energy Act.

          * Further approvals, if necessary, from the Securities and Exchange Commission and the Federal Communications Commission to complete the APS restructuring plan.

     J. THE FACTS RELIED UPON BY APPLICANT TO SHOW THAT THE PROPOSED DISPOSITION, MERGER, OR CONSOLIDATION OF FACILITIES OR ACQUISITION OF SECURITIES WILL BE CONSISTENT WITH THE PUBLIC INTEREST:

          SEE Section IV of the Application.

     K. A BRIEF STATEMENT OF FRANCHISES HELD, SHOWING DATE OF EXPIRATION IF NOT PERPETUAL:

          SEE Attachment E, List of County and Municipal Franchises.

     L. A FORM OF NOTICE SUITABLE FOR PUBLICATION IN THE FEDERAL REGISTER, AS WELL AS A COPY OF THE SAME NOTICE IN ELECTRONIC FORMAT:

          SEE Attachment F. An electronic version of the notice is included in the filing on a 3 1/2" diskette, in Wordperfect.

VI.  REQUIRED EXHIBITS UNDER PART 33

     EXHIBITS A, C, D, E, AND F:

     Applicants request a waiver of the requirements to include Exhibits A, C, D, E, and F. Such a waiver is consistent with the Commission's NOTICE OF PROPOSED RULEMAKING: REVISED FILING REQUIREMENTS UNDER PART 33 OF THE COMMISSION'S REGULATIONS, IV FERC Stats. & Regs. P. 32,528, at 33,364
     (1998), in which the Commission proposed to streamline the filing of the financial and accounting information currently required in Exhibits A, C, D, E, and F. Good cause exists to waive these filing requirements because the information required by these exhibits is not necessary for the Commission to render a decision on this Application. The Commission has recently approved other Applications for corporate realignments similar to this filing without detailed financial information. SEE, E. G., PUBLIC SERVICE ELECTRIC & GAS CO., 88 FERC P. 61,299 (1999). In accordance with the regulations, 18 C.F.R. ss. 33.3, Applicants attach the following exhibits to this Application:

     EXHIBIT B: STATEMENT OF MEASURE OF CONTROL

     The proposed transactions will not create new corporate relationships with third parties. All relevant entities are wholly owned subsidiaries of PWCC, which remains the parent company. A statement describing the measure of control or ownership is attached as Exhibit B.

     EXHIBIT G: APPLICATION FILED WITH FEDERAL AND STATE REGULATORS

     In the event Applicants file their Application with the Nuclear Regulatory Commission ("NRC") for approval to transfer APS's interest in the Palo Verde Nuclear Generating Facility to PWE prior to such time as the Commission has approved the instant Section 203 application, Applicants will submit a copy of the NRC Application to the Commission. Otherwise, Applicants request a waiver from the requirement to file Exhibit G.

     EXHIBIT H: COPY OF ALL CONTRACTS BETWEEN APS AND PWE REGARDING THE PROPOSED TRANSFER OF ASSETS

     As this Application is for an affiliate transfer, APS has not entered into any contracts to sell, lease, or otherwise dispose of the jurisdictional facilities that are the subject of this Application.

     EXHIBIT I: MAP

     A map showing the location of the generation facilities of APS that are being transferred to PWE along with their related transmission facilities is attached as Exhibit I.

VII. PROCEDURAL MATTERS

     A.   REQUEST FOR APPROVAL WITHOUT HEARING

     Applicants respectfully request that the Commission approve the disposition of jurisdictional facilities associated with the restructuring that is occurring in Arizona on an expedited basis and without hearing based on the facts and supporting documents provided in this Application. The Application should support a finding that the transfer of assets is in the public interest and will promote competition.

     B.   WAIVER

     To the extent necessary, Applicants request a waiver of the requirement to file a market analysis in accordance with Appendix A of the Merger Policy Statement and any other waiver the Commission deems necessary to approve this Application under Section 203. Given that this filing is required to accommodate restructuring in Arizona, and that there are no rate impacts on existing customers, the Applicants believe good cause is shown for such a waiver.

     C.   SERVICE AND COMMUNICATION

     Applicants have served a copy of this Application on the ACC and the New Mexico Public Regulation Commission. Applicants have also served a copy of the transmittal letter accompanying this filing on all customers under APS wholesale contracts and service agreements that are being transferred to either PWCC or PWE. Applicants will provide any of the above customers with a complete copy of this filing upon request.

     Communications regarding this Application should be addressed to the following persons, who are also designated for service in this proceeding:

     James M. Levine                           Barbara M. Champion
     Executive Vice President Generation       Senior Attorney
     Arizona Public Service Company            Pinnacle West Capital Corporation
     400 North 5th Street                      400 North 5th Street
     Mail Station 9046                         Mail Station 8695
     Phoenix, Arizona 85004                    Phoenix, Arizona 85004
     Phone:  (602) 250-2095                    Phone:  (602) 250-3547

     Joel R. Spitzkoff                         John D. McGrane
     Manager of Federal Regulation             Mary Ann K. Huntington
     Arizona Public Service Company            Kristina Beard
     400 North 5th Street                      Morgan, Lewis & Bockius, LLP
     Mail Station 9905                         1800 M Street, N.W.
     Phoenix, Arizona 85004                    Washington, D.C. 20036
     Phone: (602) 250-2949                     Phone: (202) 467-7000

VIII. CONCLUSION

     For the foregoing reasons, Applicants respectfully request the Commission
(1) to authorize the transfer of FERC-jurisdictional facilities required to implement APS's restructuring plan as described in this Application, (2) to approve the Application without hearing, and (3) to grant waiver of any filing requirements or other regulations as the Commission may find appropriate to allow approval of the transfer of assets from APS to PWE, directly or indirectly, and the transfer of jurisdictional rate schedules from APS to PWCC and PWE.

                                        Respectfully submitted,

                                        John D. McGrane
                                        --------------------------
                                        John D. McGrane
                                        Mary Ann K. Huntington
                                        Kristina Beard
                                        Morgan, Lewis & Bockius LLP
                                        1800 M Street, N.W.
                                        Washington, D.C.  20036
                                        Phone: (202) 467-7000

                                        Barbara M. Champion, Senior Attorney
                                        Pinnacle West Capital Corporation
                                        P.O. Box 53999
                                        Mail Station 8695
                                        Phoenix, Arizona 85072-3999
                                        Phone:  (602) 250-3547

                                        Attorneys for
                                        Arizona Public Service Company
                                        Pinnacle West Capital Corporation
                                        Pinnacle West Energy Corporation

Dated: July 28, 2000

                                  SERVICE LIST

DEBORAH SCOTT                           KENNETH R. SALINE, P.E.                   MR. W.A. DUNN, CHAIRMAN
ARIZONA CORPORATION COMMISSION          K.R. SALINE & ASSOCIATES                  ELECTRICAL DISTRICT NO. 3
1200 WEST WASHINGTON STREET             160 N. PASADENA, SUITE # 101              ELECTRICAL DISTRICT NO. 1
PHOENIX, AZ  85007                      MESA, AZ  85201-6764                      41630 W. LOUIS JOHNSON DR.
                                                                                  MARICOPA, AZ  85239

AJO IMPROVEMENT COMPANY                 SHERYL A. SWEENEY, ESQ.                   ELIZABETH STORY, ADMINISTRATOR
P.O. DRAWER 9                           RYLEY, CARLOCK & APPLEWHITE               TONOPAH IRRIGATION DISTRICT
AJO, AZ  85321                          101 NORTH FIRST AVENUE,  SUITE 2600       P.O. BOX 159
                                        PHOENIX, AZ  85003-1973                   TONOPAH, AZ  85354

AMERICAN ELECTRIC POWER                 WILLIAM D. BAKER, ESQ.                    HENRY A. BRUBAKER, PRESIDENT
1 RIVERSIDE PLAZA                       ELLIS & BAKER                             AGUILA IRRIGATION DISTRICT
COLUMBUS, OH  43215-2373                2111 EAST HIGHLAND, SUITE 355             P.O. BOX 263
                                        PHOENIX, AZ  85016                        AGUILA, AZ  85320

AMERICAN HUNTER ENERGY, INC.            JAY I. MOYES, ESQ.                        JACKIE A. MECK, MANAGER
1100 LOUISIANA, SUITE 5025              MOYES STOREY                              BUCKEYE WATER CONSERVATION &
HOUSTON, TX  77002                      3003 NORTH CENTRAL AVENUE, SUITE 1250     DRAINAGE DISTRICT
                                        PHOENIX, AZ  85001-2199                   P.O. BOX 1726
                                                                                  BUCKEYE, AZ  85326-0160

ARIZONA ELECTRIC POWER COOP.            CAJUN ELECTRIC POWER COOP.                H.C. DOUGLAS, PRESIDENT
P.O. BOX 670                            112 TELLY STREET                          ELECTRICAL DISTRICT NO. 6
BENSON, AZ  85602                       NEW ROADS, LA  70760                      P.O. BOX 167
                                                                                  QUEEN CREEK, AZ  85242

BRITISH COLUMBIA POWER EXCHANGE         CALIFORNIA INDEPENDENT SYSTEM OPERATOR    R.D. JUSTICE, MANAGER
666 BURRARD STREET, SUITE 1440          151 BLUE RAVEEN ROAD                      ELECTRICAL DISTRICT NO. 7
VANCOUVER, B.C.  V6C 2X8                FOLSOM, CA  95630                         14629 W. PEORIA AVE
CANADA                                                                            WADDELL, AZ  85355

CALIFORNIA POWER EXCHANGE               CENTRAL LOUISIANA ELECTRIC COMPANY        JAMES D. DOWNING, P.E.
1000 SOUTH FREEMONT AVE                 P.O. BOX 5000                             ELECTRICAL DISTRICT NO. 8
BLDG A9W - 5TH FLOOR                    PINEVILLE, LA  71361-5000                 MCMULLEN VALLEY WATER CONSERVATION
ALHAMBRA, CA  91803                                                               & DRAINAGE DISTRICT
                                                                                  P.O. BOX 99
                                                                                  SALOME, AZ  85348

RESAL CRAVEN                            CINERGY SERVICES, INC.                    STEPHEN P. PAVICH, PRESIDENT
CITIZENS UTILITIES COMPANY              139 EAST 4 STREET, E.F. 401               HARQUAHALA VALLEY POWER DISTRICT
2901 NORTH CENTRAL AVENUE, SUITE 1660   CINCINNATI, OH  45201                     402 S. HARQUAHALA VALLEY RD
PHOENIX, AZ  85012                                                                TONOPAH, AZ  85354

TUCSON ELECTRIC POWER CO.               CITIZENS LEHMAN POWER SALES               JAMES R. SWEENEY, GEN. MGR.
P.O. BOX 711                            160 FEDERAL STREET                        MARICOPA COUNTY MUNICIPAL WATER
TUCSON, AZ  85702                       BOSTON, MA  02110                         CONSERVATION DISTRICT NO. 1
                                                                                  P.O. BOX 900
                                                                                  WADDELL, AZ  85355-0900

CITY OF AZUSA                           CITY OF WICKENBURG                        STANLEY H. ASHBY, SECRETARY
P.O. BOX 9500                           MR. TOM CANDELARIA                        ROOSEVELT IRRIGATION DISTRICT
AZUSA, CA  91702                        155 N. TEGNER STREET                      103 W. BASELINE ROAD
                                        WICKENBURG, AZ  58390-1456                BUCKEYE, AZ  85326

                                  SERVICE LIST

CITY OF BURBANK                         US DEPARTMENT OF THE INTERIOR             IDAHO POWER COMPANY
P.O. BOX 631                            1849 C STREET, N.W.                       P.O. BOX 70
BURBANK, CA  91503-0631                 WASHINGTON, D.C. 20240                    BOISE, ID  83707

CITY OF GLENDALE                        E PRIME                                   INDUSTRIAL ENERGY APPLICATIONS, INC.
729 N. AVENUE, 4TH LEVEL                1331 17TH STREET, SUITE 601               5925 DRY CREEK LANE, NE
GLENDALE, CA  91206-4496                DENVER, CO  80202                         CEDAR RAPIDS, IA  52402

CITY OF IDAHO FALLS                     EASTERN POWER DISTRIBUITON, INC.          INTERCOASTAL ENERGY APPS., INC.
140 S. CAPITAL AVENUE                   2800 EISENHOWER AVE                       P.O. BOX 657
IDAHO FALLS, ID  86402                  ALEXANDRIA, VA  22314                     DES MOINES IA  50303-0657

CITY OF NEEDLES                         EDISON SOURCE                             KOCH ENERGY TRADING, INC.
ENOVA ENERGY MANAGEMENT, INC.           13191 CROSSROADS PKWY N, SUITE 405        P.O. BOX 2626
12555 HIGH BLUFF DR, SUITE 155          CITY OF INDUSTRY, CA  91746               HOUSTON, TX  77252-2626
SAN DIEGO, CA  92130

COASTAL ELECTRIC SERVICES COMPANY       ELECTRIC CLEARINGHOUSE, INC.              LA DEPT. OF WATER & POWER
COASTAL TOWER                           DBA DYNERGY                               P.O. BOX 111
NINE GREENWAY PLAZA                     2999 NORTH 44 ST., SUITE 300              LOS ANGELES, CA  90012-2694
HOUSTON, TX  77046-0995                 PHOENIX, AZ  85012

COLORADO RIVER AGENCY                   ENERGY MASTERS INTERNATIONAL              LG&E ENERGY MARKETING, INC.
ROUTE 1, BOX 9-C                        1385 MENDOTA HEIGHTS ROAD                 220 W. MAIN STREET, 7TH FLOOR
PARKER, AZ  85344                       ST. PAUL, MN  55120-1129                  LOUISVILLE, KY  40202

COLORADO RIVER COMMISSION OF NEVADA     ENGELHARD POWER MARKETING, INC.           MERCHANT ENERGY GROUP OF THE AMERICAS
555 EAST WASHINGTON AVENUE              101 WOOD AVENUE                           151 WEST STREET, SUITE 300
SUITE 3100                              ISELIN, NJ  08830-0770                    ANNAPOLIS, MD  21401
LAS VEGAS, NV 89101

CON AGRA ENERGY SERVICES, INC.          ENTERGY POWER MARKETING CORP.             MORGAN STANLEY CAP. GROUP, INC
9 CON AGRA DRIVE                        PARKWOOD TWO BUILDING                     1585 BROADWAY
OHAMA, NE  68102-5009                   10055 GROGAN'S MILL RD, SUITE 500         NEW YORK, NY  10036
                                        THE WOODLANDS, TX  77380

COOK INLET ENERGY SUPPLY                FEDERAL ENERGY SALES, INC.                MONTANA POWER COMPANY
10100 SANTA MONICA BLVD, 25TH FLOOR     3222 N. RIDGE ROAD                        40 E. BROADWAY
LOS ANGELES, CA  90024                  ELYRIA, OH  44035                         BUTTE, ME  59701-9394

CORAL POWER, LLC                        GULFSTREAM ENERGY, LLC                    NATIONAL GAS & ELECTRIC
909 FANNIN, SUITE 700                   2930 REVERE ST., STE 202                  3555 TIMMONS, SUITE 1500
HOUSTON, TX  77010                      HOUSTON TX  77098                         HOUSTON, TX  77027

                                  SERVICE LIST

NEVADA POWER COMPANY                    SALT RIVER PROJECT AGRICULTURAL           UTAH MUNICAPAL POWER AGENCY
P.O. BOX 230                            IMPROVEMENT & POWER DISTRICT              8722 SOUTH 300 WEST
LAS VEGAS, NV  89151-0230               P.O. BOX 52025                            SANDY, UT  84070
                                        PHOENIX, AZ

NORTHERN WASCO COUNTY PUD               SAN CARLOS IRRIGATION PROJECT             UTILITY 2000 ENERGY
2345 RIVER ROAD                         P.O. BOX 250                              140 FOURTH AVENUE, S.W.
DALLES, OR  97058                       COOLIDGE, AZ  85228                       SUITE 1710
                                                                                  CALGARY, ALBERTA  T2P 3N3
                                                                                  CANADA

NP ENERGY INC.                          SAN DIEGO GAS & ELECTRIC                  VALLEY ELECTRIC ASSOCIATION
3650 NATIONAL CITY TOWER                P.O. BOX 1831                             P.O. BOX 237
LOUISVILLE, KY  40202                   SAN DIEGO, CA  92112-4120                 PAHRUMP, NV  89041

PACIFICORP                              SNOHOMISH COUNTY PUD #1                   WASHINGTON WATER POWER
825 NE MULTNOMAH                        P.O. BOX 1107                             P.O. BOX 3727
PORTLAND, OR  97232                     EVERETT, WA  8206-1107                    SPOKANE, SA  99220-3727

PG&E ENERGY SERVICES                    SONAT POWER MARKETING                     WESTERN POWER SERVICES, INC.
VALERO POWER SERVICES CO.               1900 FIFTH AVENUE                         12200 NORTH PECOS STREET
353 SACRAMENTO STREET, SUITE 1900       BIRMINGHAM, AL  35203                     DENVER, CO  80234-3439
SAN FRANCISCO, CA  94111

POWER COMPANY OF AMERICA                SOUTHERN CALIFORNIA EDISON                WESTERN RESOURCES, INC.
2 GREENWICH PLAZA, 2ND FLOOR            2244 WALNUT GROVE AVENUE                  P.O. BOX 889
GREENWICH, CT  06830                    ROSEMEAD, CA  91770                       TOPEKA, KS  66601

POWER EXCHANGE CORP.                    EL PASO ELECTRIC COMPANY                  WILLIAMS ENERGY SERVICES COMPANY
450 SANSOME ST., SUITE 1400             P.O. BOX 982                              P.O. BOX 2848
SAN FRANCISCO, CA  94111                EL PASO, TX  79960                        TULSA, OK  74101-9567

PUBLIC SERVICE COMPANY OF NEW MEXICO    THE ENERGY AUTHORITY, INC.                AQUILA ENERGY MARKETING CORP.
ALVARADO SQUARE                         76 S. LAURA STREET, STE 1500              P.O. BOX 13207
ALBUQUERQUE, NM  87158                  JACKSONVILLE, FL  32202                   KANSAS CITY, MO  64199-3207

RAINBOW ENERGY MARKETING CORP.          TOHONO O'ODHAM UTILITY AUTHORITY          TRACTABEL ENERGY MARKETING, INC.
909 SOUTH 7TH STREET, SUITE 405         P.O. BOX 816                              1177 WEST LOOP, SUITE 800
BISMARK, SD  58504                      SELLS, AZ  85635                          HOUSTON, TX  77027

ROCKY MOUNTAIN GENERATION COOP.         NEW MEXICO PUBLIC SERVICE COMMISSION
5441 BOEING DR., SUITE 200              224 EAST PALACE
LOVELAND, CO  80538-8810                SANTA FE, NM  87503

                                  VERIFICATION

                            UNITED STATES OF AMERICA
                                   BEFORE THE
                      FEDERAL ENERGY REGULATORY COMMISSION


Arizona Public Service Company     )                   Docket No. EC00-_____-000
Pinnacle West Capital Corporation  )                   Docket No. ER00-_____-000
Pinnacle West Energy Company       )


                                  VERIFICATION

                                  JACK E. DAVIS

STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

     Jack E. Davis, being first duly sworn upon oath, deposes and says:

     That he is Chief Corporation Officer and Executive Vice President of Pinnacle West Capital Corporation, and makes this verification for and on behalf of said corporations, being thereto duly authorized; that he has read the foregoing Application and knows the contents thereof, and that the same is true to the best of his knowledge, information and belief.

                                        Jack Davis
                                        ----------------------------------------

SUBSCRIBED AND SWORN to before me this 27th day of July, 2000.

                                        Joel R. Spitzkoff
                                        ----------------------------------------
                                        Notary Public

My Commission expires:

June 22, 2003
------------------------------
[SEAL]

                                   APPENDIX A

                                PRE-RESTRUCTURING

                              ORGANIZATIONAL CHART

                                   APPENDIX A
                            PNW CORPORATE STRUCTURE
                       (PRIOR TO PROPOSED RESTRUCTURING)

Pursuant to Regulation S-T, Rule 304, Appendix A is a diagram of holding company structure titled "PNW Corporate Structure (Prior to Proposed Restructing)," which shows Pinnacle West Capital Corporation as the parent corporation, with a Shared Services division. The following wholly-owned subsidiaries of PNW are also shown: PWE (Expanded Generation), APSES (Competitive Retail Sales), SunCor Development Company, El Dorado Investment Company, and APS (including Generation Business Unit (Current Generation), Bulk Power Marketing Group (wholesale merchant), and Energy Delivery and Sales (Transmission , Distribution & Retail Standard Offer Sales)). Two inactive subsidiaries of APS -- Axiom and Bixco -- are also shown.

                                   APPENDIX B

                               POST-RESTRUCTURING

                              ORGANIZATIONAL CHART

                                   APPENDIX B
                              POST - RESTRUCTURING
                              ORGANIZATIONAL CHART

Pursuant to Regulation S-T, Rule 304, Appendix B is a diagram of holding company structure titled "PNW Corporate Structure (Subsequent to Proposed Restructing)," which shows Pinnacle West Capital Corporation as the parent corporation, with a Shared Services division and a Bulk Power Marketing division. The following wholly-owned subsidiaries of PNW are also shown: PWE (Generation), APSES (Competitive Retail Sales), SunCor Development Company, El Dorado Investment Company, and APS (Transmission, Distribution and Retail Sales). Two inactive subsidiaries of APS -- Axiom and Bixco -- are also shown.

                                  ATTACHMENT A

               LIST OF THE JURISDICTIONAL TRANSMISSION FACILITIES

                                                                    ATTACHMENT A

                           LIST OF THE JURISDICTIONAL
                             TRANSMISSION FACILITIES
                                BEING TRANSFERRED
                                 FROM APS TO PWE

APS is requesting permission to transfer associated transmission equipment composed of step-up transformers, breakers, disconnect switches, potential and current transformers, metering and tie lines located at the following generating sites that APS is also transferring to its affiliate PWE:

     PALO VERDE NUCLEAR GENERATING PLANT
     (APS operates the plant and owns 29.1% of all three Units.)

     FOUR CORNERS POWER PLANT
     (APS operates the plant and owns 100% of Unit 1, 2, and 3. APS owns 15% of Unit 4 and 5.)

     CHOLLA POWER PLANT
     (APS operates the plant but owns only Units 1, 2, and 3. Unit 4 is owned by PacifiCorp.)

     WEST PHOENIX POWER PLANT (APS operates the plant and owns all units.)

     YUCCA POWER PLANT
     (APS operates the plant but only owns Units 1, 2, 3, and 4. Unit 5 is owned by Imperial Irrigation District.)

     OCOTILLO POWER PLANT
     (APS operates the plant and owns all units.)

     SAGUARO POWER PLANT
     (APS operates the plant and owns all units.)

     NAVAJO POWER PLANT
     (APS owns 14% of all three units, but does not operate the plant)

     FAIRVIEW/DOUGLAS
     (APS operates the plant and owns the one unit.)

                                  ATTACHMENT B

               LIST OF WHOLESALE CONTRACTS AND SERVICE AGREEMENTS
                   BEING TRANSFERRED FROM APS TO PWCC AND PWE

                                                                    Attachment B
                                                                     Page 1 of 9

            Existing APS Agreements, Tariffs and Service Agreements
                   to be Transferred to Other APS Affiliates

     Rate Schedule Designations     Agreement/Tariff Title             Counter-Party                    Assigned to:
     --------------------------     ----------------------             -------------                    ------------
  1   FPC Rate Schedule No. 5       Axis Station Agreement        Southern California Edison         Pinnacle West Energy

  2   FPC Rate Schedule No. 46      United States Department      Southern California Edison,        Pinnacle West Capital
                                    of Interior Kaiparowits       San Diego Gas & Electric,          Corporation
                                    Power Coordination            United States of America
                                    Contract

  3   FERC Rate Schedule No.106     Operating Letter for          Electrical District No. 3          Pinnacle West Capital
                                    Banking of Arizona Power                                         Corporation
                                    Authority Energy

  4   FERC Rate Schedule No. 117    Operating Letter for          Electrical District No. 1          Pinnacle West Capital
                                    Banking of Arizona Power                                         Corporation
                                    Authority Energy

  5   FERC Rate Schedule No. 120    Wholesale Power Agreement     Southern California Edison         Pinnacle West Capital
                                                                                                     Corporation

  6   FERC Rate Schedule No. 182    Long Term Power               PacifiCorp                         Pinnacle West Capital
                                    Transaction Agreement                                            Corporation

  7   FERC Rate Schedule No. 211    Four Corners Co-tenancy       Southern California Edison,        Pinnacle West Energy
                                    Agreement and Four            Public Service Company of New
                                    Corners Operating             Mexico, El Paso Electric,
                                    Agreement                     Salt River Project
                                                                  Agricultural Improvement &
                                                                  Power District, Tucson
                                                                  Electric Power Company

  8   FERC Rate Schedule No. 215    Transmission Service          Southern California                Pinnacle West Capital
                                    Agreement                     Edison/Colorado River              Corporation
                                                                  Irrigation Project (Bureau of
                                                                  Indian Affairs)

  9   FERC Rate Schedule No. 225    Power Service Agreement       Citizens Utilities Company         Pinnacle West Capital
                                                                                                     Corporation

 10   FERC Rate Schedule No. 229    Navajo Project Co-tenancy     United States of America,          Pinnacle West Energy
                                    Agreement                     Dept. of Water & Power of Los
                                                                  Angeles, Nevada Power
                                                                  Company, Salt River Project
                                                                  Agricultural Improvement &
                                                                  Power District, Tucson
                                                                  Electric Power Company

 11   FERC Rate Schedule No. 231    Electric Power Service        Colorado River Commission of       Pinnacle West Capital
                                    Agreement                     Nevada                             Corporation

 12   FERC Rate Schedule No.237     Service Agreement Under       Washington Water Power             Pinnacle West Capital
                                    FERC Electric Tariff,                                            Corporation
                                    Original Volume No. 9 of
                                    Washington Water Power

                                                                    Attachment B
                                                                     Page 2 of 9

            Existing APS Agreements, Tariffs and Service Agreements
                   to be Transferred to Other APS Affiliates

     Rate Schedule Designations     Agreement/Tariff Title             Counter-Party                    Assigned to:
     --------------------------     ----------------------             -------------                    ------------
 13   FERC Rate Schedule No. 238    Service Agreement Under       PacifiCorp                         Pinnacle West Capital
                                    FERC Electric Tariff,                                            Corporation
                                    Original Volume No. 12 of
                                    PacifiCorp

 14   FERC Rate Schedule No. 239    Mutual Netting/Settlement     PacifiCorp                         Pinnacle West Capital
                                    Agreement                                                        Corporation

 15   FERC Electric Tariff,         Market Based Rate Tariff      Rainbow Energy Marketing Corp      Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 1

 16   FERC Electric Tariff,         Market Based Rate Tariff      NP Energy Inc.                     Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 2

 17   FERC Electric Tariff,         Market Based Rate Tariff      Valley Electric Association        Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 3

 18   FERC Electric Tariff,         Market Based Rate Tariff      Cinergy Services, Inc.             Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 4

 19   FERC Electric Tariff,         Market Based Rate Tariff      LG&E Energy Marketing Inc.         Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 5

 20   FERC Electric Tariff,         Market Based Rate Tariff      Rocky Mountain Generation          Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements            Coop.                              Corporation
      Service Agreement No. 6

 21   FERC Electric Tariff,         Market Based Rate Tariff      Entergy Power Marketing Corp.      Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 7

 22   FERC Electric Tariff,         Market Based Rate Tariff      E Prime                            Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 8

 23   FERC Electric Tariff,         Market Based Rate Tariff      Power Company of America           Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 9

                                                                    Attachment B
                                                                     Page 3 of 9

            Existing APS Agreements, Tariffs and Service Agreements
                   to be Transferred to Other APS Affiliates

     Rate Schedule Designations     Agreement/Tariff Title             Counter-Party                    Assigned to:
     --------------------------     ----------------------             -------------                    ------------
 24   FERC Electric Tariff,         Market Based Rate Tariff      Idaho Power Company                Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 10

 25   FERC Electric Tariff,         Market Based Rate Tariff      Sonat Power Marketing              Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 11

 26   FERC Electric Tariff,         Market Based Rate Tariff      American Hunter Energy Inc.        Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 12

 27   FERC Electric Tariff,         Market Based Rate Tariff      Western Power Services, Inc.       Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 13

 28   FERC Electric Tariff,         Market Based Rate Tariff      National Gas & Electric            Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 14

 29   FERC Electric Tariff,         Market Based Rate Tariff      Cajun Electric Power Coop.         Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 15

 30   FERC Electric Tariff,         Market Based Rate Tariff      British Columbia Power             Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements            Exchange                           Corporation
      Service Agreement No. 17

 31   FERC Electric Tariff,         Market Based Rate Tariff      Cook Inlet Energy Supply           Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 18

 32   FERC Electric Tariff,         Market Based Rate Tariff      Snohomish County PUD #1            Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 19

 33   FERC Electric Tariff,         Market Based Rate Tariff      PG&E/ Valero Power Services        Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements            Inc                                Corporation
      Service Agreement No. 20

                                                                    Attachment B
                                                                     Page 4 of 9

            Existing APS Agreements, Tariffs and Service Agreements
                   to be Transferred to Other APS Affiliates

     Rate Schedule Designations     Agreement/Tariff Title             Counter-Party                    Assigned to:
     --------------------------     ----------------------             -------------                    ------------
 34   FERC Electric Tariff,         Market Based Rate Tariff      Western Resources, Inc.            Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 21

 35   FERC Electric Tariff,         Market Based Rate Tariff      MP Energy                          Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 22

 36   FERC Electric Tariff,         Market Based Rate Tariff      Tucson Electric Power              Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 23

 37   FERC Electric Tariff,         Market Based Rate Tariff      Coral Power LLC                    Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 24

 38   FERC Electric Tariff,         Market Based Rate Tariff      City of Burbank                    Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 25

 39   FERC Electric Tariff,         Market Based Rate Tariff      Morgan Stanley Capital Group       Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements            Inc                                Corporation
      Service Agreement No. 26

 40   FERC Electric Tariff,         Market Based Rate Tariff      Tractabel Energy Marketing,        Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements            Inc.                               Corporation
      Service Agreement No. 27

 41   FERC Electric Tariff,         Market Based Rate Tariff      Koch Energy Trading Inc.           Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 28

 42   FERC Electric Tariff,         Market Based Rate Tariff      PG&E Energy Services               Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 29

 43   FERC Electric Tariff,         Market Based Rate Tariff      Williams Energy Services           Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 30

                                                                    Attachment B
                                                                     Page 5 of 9

            Existing APS Agreements, Tariffs and Service Agreements
                   to be Transferred to Other APS Affiliates

     Rate Schedule Designations     Agreement/Tariff Title             Counter-Party                    Assigned to:
     --------------------------     ----------------------             -------------                    ------------
 44   FERC Electric Tariff,         Market Based Rate Tariff      Central Louisiana Electric         Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements            Company                            Corporation
      Service Agreement No. 31

 45   FERC Electric Tariff,         Market Based Rate Tariff      LA Dept of Water & Power           Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 32

 46   FERC Electric Tariff,         Market Based Rate Tariff      Nevada Power Company               Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 33

 47   FERC Electric Tariff,         Market Based Rate Tariff      San Diego Gas & Electric           Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 34

 48   FERC Electric Tariff,         Market Based Rate Tariff      Arizona Electric Power Coop.       Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 35

 49   FERC Electric Tariff,         Market Based Rate Tariff      Salt River Project                 Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 36

 50   FERC Electric Tariff,         Market Based Rate Tariff      Southern California Edison         Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 37

 51   FERC Electric Tariff,         Market Based Rate Tariff      Majority Districts (ED6, ED7,      Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements            ED8, MWD, Harquahala,              Corporation
      Service Agreement No. 38                                    McMullen, RID, AID, BID & TID)

 52   FERC Electric Tariff,         Market Based Rate Tariff      American Electric Power            Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 39

 53   FERC Electric Tariff,         Market Based Rate Tariff      ConAgra Energy Services, Inc.      Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 40

                                                                    Attachment B
                                                                     Page 6 of 9

            Existing APS Agreements, Tariffs and Service Agreements
                   to be Transferred to Other APS Affiliates

     Rate Schedule Designations     Agreement/Tariff Title             Counter-Party                    Assigned to:
     --------------------------     ----------------------             -------------                    ------------
 54   FERC Electric Tariff,         Market Based Rate Tariff      Eastern Power Distribution Inc     Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 41

 55   FERC Electric Tariff,         Market Based Rate Tariff      Morgan Stanley Capital Group       Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements            Inc                                Corporation
      Service Agreement No. 42

 56   FERC Electric Tariff,         Market Based Rate Tariff      Tohono O'Odham Utility             Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements            Authority                          Corporation
      Service Agreement No. 43

 57   FERC Electric Tariff,         Market Based Rate Tariff      Town of Wickenburg                 Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 44

 58   FERC Electric Tariff,         Market Based Rate Tariff      California ISO                     Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 46

 59   FERC Electric Tariff,         Market Based Rate Tariff      California Power Exchange          Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 47

 60   FERC Electric Tariff,         Market Based Rate Tariff      Electrical District No. 1          Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 48

 61   FERC Electric Tariff,         Market Based Rate Tariff      Electrical District No. 3          Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 49

 62   FERC Electric Tariff,         Market Based Rate Tariff      Public Service Company of New      Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements            Mexico                             Corporation
      Service Agreement No. 50

 63   FERC Electric Tariff,         Market Based Rate Tariff      Merchant Energy Group of the       Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements            Americas                           Corporation
      Service Agreement No. 51

                                                                    Attachment B
                                                                     Page 7 of 9

            Existing APS Agreements, Tariffs and Service Agreements
                   to be Transferred to Other APS Affiliates

     Rate Schedule Designations     Agreement/Tariff Title             Counter-Party                    Assigned to:
     --------------------------     ----------------------             -------------                    ------------
 64   FERC Electric Tariff,         Market Based Rate Tariff      Northern Wasco County PUD          Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 52

 65   FERC Electric Tariff,         Market Based Rate Tariff      San Carlos Irrigation Project      Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 53

 66   FERC Electric Tariff,         Market Based Rate Tariff      City of Idaho Falls                Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 54

 67   FERC Electric Tariff,         Market Based Rate Tariff      San Carlos Irrigation Project      Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 55

 68   FERC Electric Tariff,         Market Based Rate Tariff      Utah Municipal Power Agency        Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 56

 69   FERC Electric Tariff,         Market Based Rate Tariff      The Energy Authority, Inc.         Pinnacle West Capital
      Second Revised Volume 3,      Service Agreements                                               Corporation
      Service Agreement No. 57

 70   FERC Electric Tariff,         Electric Coordination                                            Pinnacle West Capital
      Volume 1                      Tariff                                                           Corporation

 71   FERC Electric Tariff,         Electric Coordination         Snohomish Public Utility
      Volume 1, Service             Tariff Service Agreement      District                           Pinnacle West Capital
      Agreement No. 1                                                                                Corporation

 72   FERC Electric Tariff,         Electric Coordination         Electric Clearinghouse Inc.        Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 2

 73   FERC Electric Tariff,         Electric Coordination         Gulfstream Energy, LLC             Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 3

 74   FERC Electric Tariff,         Electric Coordination         Citizens Utility Company           Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 4

 75   FERC Electric Tariff,         Electric Coordination         LG&E Power Marketing, Inc.         Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 5

 76   FERC Electric Tariff,         Electric Coordination         Power Exchange Corp.               Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 6

                                                                    Attachment B
                                                                     Page 8 of 9

            Existing APS Agreements, Tariffs and Service Agreements
                   to be Transferred to Other APS Affiliates

     Rate Schedule Designations     Agreement/Tariff Title             Counter-Party                    Assigned to:
     --------------------------     ----------------------             -------------                    ------------

 77   FERC Electric Tariff,         Electric Coordination         Intercoastal Power Marketing       Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 8

 78   FERC Electric Tariff,         Electric Coordination         Rainbow Energy Marketing Corp.     Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 9

 79   FERC Electric Tariff,         Electric Coordination         Town of Wickenburg                 Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 10

 80   FERC Electric Tariff,         Electric Coordination         Engelhard Power Marketing,         Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement      Inc.                               Corporation
      Agreement No. 11

 81   FERC Electric Tariff,         Electric Coordination         Coastal Electric Services          Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement      Company                            Corporation
      Agreement No. 13

 82   FERC Electric Tariff,         Electric Coordination         Utility 2000 Energy                Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 14

 83   FERC Electric Tariff,         Electric Coordination         City of Needles                    Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 15

 84   FERC Electric Tariff,         Electric Coordination         Citizens Lehman Power Sales        Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 16

 85   FERC Electric Tariff,         Electric Coordination         Energy Masters International       Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 17

 86   FERC Electric Tariff,         Electric Coordination         Aquila Energy Marketing Corp.      Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 18

 87   FERC Electric Tariff,         Electric Coordination         Industrial Energy                  Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement      Applications, Inc.                 Corporation
      Agreement No. 19

 88   FERC Electric Tariff,         Electric Coordination         Electrical District No. 3          Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 20

 89   FERC Electric Tariff,         Electric Coordination         Western Power Services, Inc.       Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 21

 90   FERC Electric Tariff,         Electric Coordination         Federal Energy Sales, Inc.         Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 22

 91   FERC Electric Tariff,         Electric Coordination         Cinergy Services, Inc.             Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 23

 92   FERC Electric Tariff,         Electric Coordination         Ajo Improvement Company            Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 24

                                                                    Attachment B
                                                                     Page 9 of 9

            Existing APS Agreements, Tariffs and Service Agreements
                   to be Transferred to Other APS Affiliates

     Rate Schedule Designations     Agreement/Tariff Title             Counter-Party                    Assigned to:
     --------------------------     ----------------------             -------------                    ------------
 93   FERC Electric Tariff,         Electric Coordination         City of Glendale                   Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 25

 94   FERC Electric Tariff,         Electric Coordination         City of Azusa                      Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 26

 95   FERC Electric Tariff,         Electric Coordination         Tohono O'Odham Utility             Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement      Authority                          Corporation
      Agreement No. 27

 96   FERC Electric Tariff,         Electric Coordination         Koch Energy Trading, Inc.          Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 28

 97   FERC Electric Tariff,         Electric Coordination         Edison Source                      Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 29

 98   FERC Electric Tariff,         Electric Coordination         Williams Energy Services           Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement      Company                            Corporation
      Agreement No. 30

 99   FERC Electric Tariff,         Electric Coordination         Colorado River Agency              Pinnacle West Capital
      Volume 1, Service             Tariff Service Agreement                                         Corporation
      Agreement No. 31

                                  ATTACHMENT C

                 STATEMENT OF THE COST OF FACILITIES INVOLVED IN
                   THE TRANSFER OF ASSETS BETWEEN APS AND PWE

                                                                    ATTACHMENT C

                         ARIZONA PUBLIC SERVICE COMPANY
                             TRANSMISSION EQUIPMENT
                 BY POWER PLANT AND RELATED SUBSTATION EQUIPMENT
                   ORIGINAL COSTS AND ACCUMULATED DEPRECIATION
                                AS OF MAY 31-2000

POWER PLANTS

                                           ORIGINAL COSTS     ACCUM DEPR      NET BOOK VALUE
                                           --------------     ----------      --------------
FAIRVIEW/DOUGLAS                             $   186,986      $   149,683      $    37,303

OCOTILLO POWER PLANT                         $ 2,164,238      $ 1,405,630      $   758,608

SAGUARO POWER PLANT                          $ 1,649,298      $ 1,397,934      $   251,364

YUCCA POWER PLANT                            $   652,184      $   537,451      $   114,733

CHOLLA STEAM PLANT                           $13,197,993      $ 7,326,215      $ 5,871,778

PALO VERDE NUCLEAR PLANT                     $21,126,640      $ 6,436,097      $14,690,543

NAVAJO STEAM PLANT                           $ 2,009,351      $ 1,203,950      $   805,401

WEST PHOENIX PLANT                           $ 2,409,236      $ 1,729,150      $   680,086

FOUR CORNERS STEAM PLANT                     $ 3,835,334      $ 2,530,934      $ 1,304,400

                                             ---------------------------------------------
TOTAL POWER PLANT EQUIP IN TRANSMISSION      $47,231,260      $22,717,044      $24,514,216
                                             =============================================

                                  ATTACHMENT D

SETTLEMENT AGREEMENT APPROVED BY THE ARIZONA CORPORATION COMMISSION AUTHORIZING
       APS TO TRANSFER ITS GENERATING FACILITIES TO A SEPARATE AFFILIATE